Exhibit 10.6

AMENDMENT NO. 5 AND EXTENSION AGREEMENT TO THE
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of October 11, 2019
AMENDMENT NO. 5 AND EXTENSION AGREEMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among DXC Technology Company, a Nevada corporation (formerly known as Everett SpinCo, Inc. and as successor to Computer Sciences Corporation) (“DXC”), the Lenders (as defined below) party hereto and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    DXC, the Designated Subsidiaries from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), the Agent, the Swing Line Sub Agent and the Tranche B Sub Agent are parties to an Amended and Restated Credit Agreement dated as of October 11, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    Pursuant to Section 9.01, the parties hereto desire to amend the Credit Agreement as set forth in Section 1 below (the “Amendment”).
(2)    Pursuant to Section 2.16, the parties hereto desire to extend the Commitment Termination Date for one (1) year from January 15, 2024 to January 15, 2025 as set forth in Section 2 below (the “Extension”).
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Certain Amendments to Credit Agreement.Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex I hereto.
SECTION 2.    Extension of Commitment Termination Date.
(a)        Each Lender party hereto as an “Extending Lender” (as identified on its signature page; each, an “Extending Lender”) hereby agrees that, effective as of the Extension Effective Date (as defined below), the Commitment Termination Date with respect to such Extending Lender’s Commitments shall be extended for one (1) year from January 15, 2024 to January 15, 2025.
(b)        Upon and immediately after giving effect to the Extension, the definition of “Commitment Termination Date” in Section 1.01 of the Credit Agreement shall be amended in full to read as follows:
“Commitment Termination Date” means, with respect to any Lender (other than as indicated on Schedule I hereto), January 15, 2025, or such later date as may be extended from time to time pursuant to Section 2.16 (or if any such date is not a Business Day, the next preceding Business Day) with the consent of such Lender.
SECTION 3.    Conditions to Effectiveness.
(a)        The Amendment shall become effective on the first date (the “Amendment Effective Date”) on which the Agent shall have received counterparts hereof executed by DXC and the Majority Lenders or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this Amendment.
(b)        The Extension shall become effective on the first date (the “Extension Effective Date”) on which the Agent shall have received counterparts hereof executed by DXC and each Extending Lender that together comprise the Majority Lenders or, as to any Extending Lender, evidence satisfactory to the Agent that such Extending Lender has executed this Amendment.
SECTION 4.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.(a)     On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(a)        The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)     This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 5.    Costs and Expenses.DXC agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 6.    Execution in Counterparts.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.    Governing Law.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Left Blank]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
DXC TECHNOLOGY COMPANY, a Nevada corporation
By /s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: Vice President and Treasurer

CITIBANK, N.A.,
as Agent, a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Susan Olsen_______________________
Name: Susan Olsen
Title: Vice President
BANK OF AMERICA, N.A.,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ Arti Dighe______________________
Name: Arti Dighe
Title: Vice President
MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Lillian Kim_______________________
Name: Lillian Kim
Title: Director
JPMORGAN CHASE BANK, N.A.,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ Peter Thauer______________________
Name: Peter Thauer
Title: Managing Director
BARCLAYS BANK PLC,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Martin Corrigan_______________________
Name: Martin Corrigan
Title: Vice President

ROYAL BANK OF CANADA,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Theodore Brown____________________
Name: Theodore Brown
Title: Authorized Signatory
SUMITOMO MITSUI BANKING CORPORATION,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Michael Maguire_____________________
Name: Michael Maguire
Title: Executive Director
THE BANK OF NOVA SCOTIA,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ Jason Rinne______________________
Name: Jason Rinne
Title: Director
THE ROYAL BANK OF SCOTLAND PLC,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ L. Simpson_______________________
Name: L. Simpson
Title: Portfolio Manager
WELLS FARGO BANK, N.A.,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ Karen H/ McClain__________________
Name: Karen H. MacClain
Title: Managing Director

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ Neil Kiernan______________________
Name: Neil Kiernan
Title: Director
By _/s/ Robert P. Sullivan____________________
Name: Robert P. Sullivan
Title: Vice President
DANSKE BANK A/S,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Merete Ryvald-Christensen_____________
Name: Merete Ryvald-Christensen
Title: Chief Loan Manager
By _/s/ Corinne Akstrup______________________
Name: Corinne Akstrup
Title: Senior Loan Manager
DBS BANK LTD.,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Suraj Shetty _______________________
Name: Suraj Shetty
Title: Senior Vice President
GOLDMAN SACHS BANK USA,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ Rebecca Kratz ______________________
Name: Rebecca Kratz
Title: Authorized Signatory

LLOYDS BANK PLC,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Kamala Basdeo _______________________
Name: Kamala Basdeo
Title: Assistant Vice President, Transaction Execution
By /s/ Tina Wong _______________________
Name: Tina Wong
Title: Assistant Vice President, Transaction Execution
PNC BANK, NATIONAL ASSOCIATION,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Troy Pierce _______________________
Name: Troy Pierce
Title: Vice President
STANDARD CHARTERED BANK,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ James Beck ______________________
Name: James Beck
Title: Associate Director
THE BANK OF NEW YORK MELLON,
as a Lender (with respect to the Amendment)
By /s/ Diane Demmler _______________________
Name: Diane Demmler
Title: Director
U.S. BANK, NATIONAL ASSOCIATION,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ Richard J Ameny, Jr. _________________
Name: Richard J Ameny, Jr.
Title: Vice President
MIZUHO BANK, LTD.,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Tracy Rahn _______________________
Name: Tracy Rahn
Title: Authorized Signatory
SCOTIABANK EUROPE PLC,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ Matt Tuskin ______________________
Name: Matt Tuskin
Title: Director
By _/s/ Sonya Bikhit ______________________
Name: Sonya Bikhit
Title: Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Matthew Giomalis ____________________
Name: Matthew Giomalis
Title: Authorized Signatory
COMMONWEALTH BANK OF AUSTRALIA,
as a Lender (with respect to the Amendment)
By _/s/ Jon Treers ______________________
Name: Jon Treers
Title: Executive Director
BNP PARIBAS
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Michael A. Kowalczuk ______________
Name: Michael A. Kowalczuk
Title: Managing Director
By /s/ Barbara E. Nash _______________________
Name: Barbara E. Nash
Title: Managing Director
TD BANK, N.A.,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By _/s/ Mark Hogan ______________________
Name: Mark Hogan
Title: Senior Vice President
ING BANK N.V., DUBLIN BRANCH,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By /s/ Sean Hassett _______________________
Name: Sean Hassett
Title: Director
By /s/ Cormac Langford ____________________
Name: Cormac Langford
Title: Director
KBC BANK N.V.,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)

By_/s/ Robbie Claes ________________________
Name: Robbie Claes
Title: Director

By_/s/ Francis X. Payne _____________________
Name: Francis X. Payne
Title: Managing Director

FIFTH THIRD BANK,
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By_/s/ Will Batchelor _______________________
Name: Will Batchelor
Title: Vice President

BAYERISCHE LANDESBANK, NEW YORK BRANCH
as a Lender (with respect to the Amendment) and an Extending Lender (with respect to the Extension)
By_/s/ Varbin Staykoff _____________________
Name: Varbin Staykoff
Title: Senior Director

By_/s/ Elke Videgain _______________________
Name: Elke Videgain
Title: Vice President

Annex I

1